UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant     ☐

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☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☒     Definitive Additional Materials

☐     Soliciting Material Pursuant to Rule 14a-12

BODY AND MIND INC.
(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

BODY AND MIND INC.

2024 Annual Meeting

Vote by March 27, 2024

11:59 PM ET

BODY AND MIND INC.
1095 WEST PENDER STREET, SUITE 750
VANCOUVER, BC V6E 2M6
CANADA

You invested in BODY AND MIND INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 28, 2024.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 14, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

March 28, 2024
10:00 AM PDT

McMillan LLP
1055 West Georgia Street, Suite 1500
Vancouver, BC V6E 4N7
Canada

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the following as directors: **Nominees:**	
1a.	Michael Mills	For
1b.	Brent Reuter	For
1c.	Stephen Hoffman	For
1d.	Alexis Podesta	For
1e.	Joshua Rosen	For
2.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm.	For
3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as more particularly described in the Schedule 14A - Proxy Statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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